Exhibit 10.2

GUARANTY

THIS GUARANTY (with all of its modifications, supplements, restatements, extensions, and renewals in effect from time to time, this “Guaranty”), dated as of December 12, 2019, is made by Bankole A. Johnson, an individual (“Guarantor”), in favor of Adial Pharmaceuticals, Inc. (the “Company”) (as defined below).

RECITALS

The Company entered into a Master Services Agreement dated as of July 5, 2019 (the “MSA”) by and between the Company and Psychological Education Publishing Company (“Obligor”) and a Statement of Work under the MSA. The Company intends to enter into an amendment to the Statement of Work under the MSA (the “Amendment”) to pre-pay the amounts due thereunder to Obligor at a 20% discount. The execution, delivery and performance of this Guaranty by Guarantor are a condition to entering into the proposed Amendment.

AGREEMENT

NOW, THEREFORE, to induce the Company to enter into the Amendment and to consummate the transactions contemplated thereby, and in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is acknowledged, Guarantor covenants and agrees as follows:

1. All capitalized terms used in this Guaranty without separate definition shall have the meanings given to them in the MSA. Guarantor unconditionally and absolutely guarantees to the Company, and to the Company’s successors and assigns, Obligor’s performance of all of its obligations under the MSA (the “Obligations”).

2. Guarantor waives notice of acceptance of this Guaranty and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default and diligence in respect of the Obligations, and agrees that the Company may modify the terms of any of the Obligations, compromise, extend, increase, accelerate, renew or forbear to enforce performance on any or all of the Obligations, or permit Obligor to incur additional Obligations, all without notice to Guarantor and without affecting in any manner the unconditional obligations of Guarantor under this Guaranty. Guarantor further waives any and all other notices to which Guarantor might otherwise be entitled. Guarantor acknowledges and agrees that the liabilities created by this Guaranty are direct and are not conditioned upon pursuit by the Company of any remedy the Company may have against Obligor or any other person or any security. No invalidity, irregularity or unenforceability of any part or all of the Obligations or any documents evidencing the same, by reason of any bankruptcy, insolvency or other law or order of any kind or for any other reason, and no defense or setoff available at any time to Obligor, shall impair, affect or be a defense or setoff to the obligations of Guarantor under this Guaranty.

3. Guarantor delivers this Guaranty based solely on his independent investigation of the financial condition of Obligor and Guarantor is not relying on any information furnished by the Company. Guarantor assumes full responsibility for obtaining any further information concerning Obligor’s financial condition, the status of the Obligations or any other matter which Guarantor may deem necessary or appropriate from time to time. Guarantor waives any duty on the part of the Company, and agrees that Guarantor is not relying upon, or expecting the Company to disclose to Guarantor, any fact now or later known by the Company, whether relating to the operations or condition of Obligor, the existence, liabilities or financial condition of any other guarantor of any of the Obligations, the occurrence of any default with respect to the Obligations, or otherwise, notwithstanding any effect these facts may have upon Guarantor’s risk under this Guaranty or Guarantor’s rights against Obligor. Guarantor knowingly accepts the full range of risk encompassed in this Guaranty, which risk includes, without limitation, the possibility that Obligor may incur Obligations after the financial condition of Obligor, or its ability to pay its debts as they mature, has deteriorated.

4. Guarantor represents and warrants that: (a) the Company has made no representation to Guarantor as to the creditworthiness of Obligor; and (b) Guarantor has established adequate means of obtaining from Obligor on a continuing basis financial and other information pertaining to Obligor’s financial condition. Guarantor agrees to keep adequately informed of any facts, events or circumstances which might in any way affect the risks of Guarantor under this Guaranty.

5. Guarantor subordinates any claim of any nature that Guarantor now or later has against Obligor to and in favor of all Obligations should any payment, distribution, security, or proceeds, be received by Guarantor upon or with respect to any claim that Guarantor now or may later have against Obligor. The Company has no duty to enforce or protect any rights which Guarantor may have against Obligor or any other person and Guarantor assumes full responsibility for enforcing and protecting these rights.

6. Guarantor warrants and agrees that none of the Company’s rights, remedies or interests shall be directly or indirectly impaired because of Guarantor’s status as an “insider” or “affiliate” of Obligor, and Guarantor shall take any action, and shall execute any document, which the Company may request in order to effectuate this warranty to the Company.

7. Guarantor’s obligations under this Guaranty shall continue in full force and effect until the Obligations are fully performed and discharged.

8. Guarantor waives any right to require the Company to: (a) proceed against any person, including, without limitation, Obligor; (b) proceed against or exhaust any security held from Obligor or any other person; (c) pursue any other remedy in the Company’s power; or (d) make any presentments or demands for performance, or give any notices of nonperformance, protests, notices of protest, or notices of dishonor in connection with: (i) any obligations or evidences of Obligations held by the Company as security, (ii) any other obligations or evidences of indebtedness which constitute in whole or in part the Obligations, or (iii) the creation of new or additional Obligations.

9. Guarantor authorizes the Company, either before or after any termination of obligations under this Guaranty, without notice to or demand on Guarantor and without affecting Guarantor’s liability under this Guaranty, from time to time to apply any security and direct the order or manner of sale thereof, including, without limitation, a nonjudicial sale permitted by or, if applicable, pursuant to the terms of the controlling security agreement, mortgage or deed of trust, as the Company in its sole discretion may determine. Guarantor waives any defense based upon or arising by reason of: (a) any disability or other defense of Obligor or any other person; (b) the cessation or limitation from any cause whatsoever, other than final and irrevocable performance in full of the Obligations; (c) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of Obligor which is a corporation, partnership or other type of entity, or any defect in the formation of Obligor; (d) any act or omission by the Company which directly or indirectly results in or aids the discharge of Obligor or any Obligations by operation of law or otherwise; or (e) any modification of the Obligations, in any form whatsoever, including, without limitation: (i) any renewal, extension, acceleration, forbearance or other change in time for performance of any of the Obligations, and (ii) any other change in the terms of the Obligations.

10. Guarantor waives all rights and defenses arising out of an election of remedies by the Company even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, may destroy Guarantor’s rights of subrogation and reimbursement against Obligor.

11. Guarantor acknowledges and agrees that Guarantor’s waivers herein are known and informed waivers of Guarantor’s rights as discussed above, and that the Company is relying on such waivers in extending credit to Obligor.

12. The total obligation under this Guaranty shall be unlimited, and this obligation shall include any and all costs and expenses of any kind, including, without limitation, reasonable attorneys’ fees and costs, incurred by the Company at any time(s) for any reason in enforcing any of the duties and obligations of Guarantor under this Guaranty or otherwise incurred by the Company in any way connected with this Guaranty, the Obligations or any other guaranty of the Obligations (including, without limitation, reasonable attorneys’ fees and other expenses incurred in any suit involving the conduct of the Company, Obligor or Guarantor). All of these costs and expenses shall be payable immediately by Guarantor when incurred by the Company, upon demand, and until paid shall bear interest at the highest per annum rate applicable to any of the Obligations, but not in excess of the maximum rate permitted by law. Any reference in this Guaranty to attorneys’ fees shall be deemed a reference to fees, charges, costs and expenses of both in-house and outside counsel and paralegals, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorneys’ fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise. Any reference (a) to this Guaranty being secured by certain collateral shall NOT be deemed to limit the total obligation of Guarantor under this Guaranty or (b) to this Guaranty being limited in any respect shall NOT be deemed to limit the total obligation of Guarantor under any prior or subsequent guaranty given by Guarantor to the Company.

13. Guarantor unconditionally and irrevocably waives each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of Guarantor under this Guaranty, and acknowledges that each such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document entered into by Guarantor now or later securing this Guaranty and/or the Obligations, and acknowledge that as of the date of this Guaranty no such defense or setoff exists. Guarantor acknowledges that the effectiveness of this Guaranty is subject to no conditions of any kind.

14. This Guaranty shall remain effective with respect to successive transactions which shall either continue the Obligations, increase or decrease the Obligations, or from time to time create new Obligations after all or any prior Obligations have been satisfied, until this Guaranty is terminated in the manner and to the extent provided above.

15. Guarantor warrants and agrees that each of the waivers set forth above are made with Guarantor’s full knowledge of their significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any of these waivers are determined to be contrary to any applicable law or public policy by a court of competent jurisdiction by final and nonappealable judgment, these waivers shall be effective only to the extent permitted by law.

16. Guarantor appoints the Company as its agent for all purposes relevant to this Guaranty, including (without limitation) the giving and receipt of notices and the execution and delivery of all documents, instruments and certificates contemplated herein and all modifications hereto.

17. All notices, demands and other communications to be given hereunder shall be made pursuant to Section 7 of the Pledge and Security Agreement of even date herewith.

18. Guarantor has been advised by counsel in the negotiation, execution and delivery of this Guaranty and has knowingly and voluntarily entered into this Guaranty in good faith for the purpose of inducing the Company to extend credit or make other financial accommodations to Obligor, and Guarantor acknowledges that the terms of this Guaranty are reasonable. the Company has no fiduciary relationship with or duty to Guarantor arising out of or in connection with this Guaranty, and the relationship between the Company and Guarantor in connection herewith is solely that of obligor and obligee. No joint venture is created hereby or otherwise exists by virtue of the matters contemplated hereby.

19. This Guaranty constitutes the entire agreement of Guarantor and the Company with respect to the subject matter hereof, and supersedes all prior negotiations, discussions, commitments and understandings between Guarantor and the Company with respect to such subject matter. Notwithstanding the foregoing or anything herein to the contrary, this Guaranty shall be subject to the terms and conditions of the MSA and the Amendment, and in the event of any proceeding against Guarantor hereunder the Guarantor shall have the rights, defenses, claims and counterclaims as available to the Obligor pursuant to the MSA and the Amendment.

20. No failure or delay on the part of the Company in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for in this Guaranty are cumulative and are not exclusive of any remedies that may be available to the Company at law, in equity or otherwise. Any amendment, supplement or modification of or to any provision of this Guaranty, any waiver of any provision of this Guaranty, and any consent to any departure by any party from the terms of any provision of this Guaranty, shall be effective (i) only if it is made or given in writing and signed by Guarantor and the Company, and (ii) only in the specific instance and for the specific purpose for which it is made or given. No amendment, supplement or modification of or to any provision of this Guaranty or any waiver of any such provision or consent to any departure by any party from the terms of any such provision may be made orally. Except where notice is specifically required by this Guaranty, no notice to or demand on Guarantor in any case shall entitle Guarantor to any other or further notice or demand in similar or other circumstances.

21. This Guaranty shall be for the sole exclusive benefit of the Company and its permitted successors and assigns including, without limitation, any debtor in possession or trustee in bankruptcy for Guarantor. There are no intended third party beneficiaries of this Guaranty.

22. If any one or more of the provisions contained in this Guaranty, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions of this Guaranty. The parties hereto further agree to replace such invalid, illegal or unenforceable provision of this Guaranty with a valid, legal and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid, illegal or unenforceable provision.

23. In all respects, including matters of construction, validity and performance, this Guaranty shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Virginia applicable to contracts made and performed in that state (without regard to the choice of law or conflicts of law provisions thereof).

24. All disputes arising under this Guaranty shall be settled by binding arbitration; provided, however, that this Section shall not preclude any party hereto from seeking equitable relief in a court of competent jurisdiction. Arbitration shall be held in Albemarle County, Virginia under the auspices of the American Arbitration Association (the “AAA”) pursuant to the Commercial Arbitration Rules of the AAA, and shall be by one arbitrator, independent of the parties to this Guaranty, selected from a list provided by the AAA in accordance with such Commercial Arbitration Rules. The arbitrator shall make his or her decision in writing within thirty (30) days after the close of the arbitration hearing. To the maximum extent permitted by law, the decision of the arbitrator shall be final and binding and not be subject to appeal. If a party against whom the arbitrator renders an award fails to abide by such award, the other party or parties may seek to enforce such award in a court of competent jurisdiction. The fees and expenses of the arbitration (including reasonable attorneys’ fees, costs and expenses) or any action to enforce an arbitration award shall be awarded to the prevailing party or parties in such arbitration.

25. IN ANY ACTION SEEKING EQUITABLE RELIEF, TO ENFORCE ARBITRATION OR AN ARBITRAL AWARD, OR IN THE EVENT THAT ARBITRATION CANNOT BE ENFORCED, GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(a) SUBMITS FOR HIMSELF AND HIS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY AND OTHER RELATED AGREEMENTS TO WHICH HE IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF VIRGINIA; PROVIDED, HOWEVER, THAT BENEFICIARY MAY BRING ANY ACTION IN ANY JURISDICTION FOR PURPOSES OF ENFORCING ANY REMEDIES IT MAY HAVE AGAINST OBLIGOR;

(b) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT HE MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME OR TO SEEK TRANSFER TO ANOTHER JUDICIAL DISTRICT;

(c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO GUARANTOR PURSUANT TO THE NOTICE PROVISIONS HEREIN; AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION;

(d) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT HE MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES; AND

(e) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

26. No party, nor its counsel, shall be deemed the drafter of this Guaranty for purposes of construing the provisions of this Guaranty, and all provisions of this Guaranty shall be construed in accordance with their fair meaning, and not strictly for or against any party.

27. The title of and the section and paragraph headings in this Guaranty are for convenience of reference only and shall not govern or affect the interpretation of any of the terms or provisions of this Guaranty.

28. This Guaranty may be executed in any number of counterparts (including by facsimile or email scan with attachment) and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the day and year first written above.

/s/ Bankole A. Johnson
BANKOLE A. JOHNSON